U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 8, 2004
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                  0-16214                       14-0462060
(State or other jurisdiction      (Commission                   (IRS employer
     of incorporation)            file number)               identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

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Item 8.01. Other Events and Required FD Disclosure

On September 8, 2004, Albany International Corp. issued a news release announcing the results of an arbitration in the International Court of Arbitration of the International Chamber of Commerce relating to the termination of certain plant leases in Italy. A copy of the press release is being filed with this report as Exhibit 99.1.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALBANY INTERNATIONAL CORP.

                                              By:    /s/ Michael C. Nahl
                                                     ---------------------------
                                              Name:  Michael C. Nahl
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Date: September 8, 2004

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                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------
99.1              News release, dated September 8, 2004 issued by Albany
                  International Corp.